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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 5, 2000
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                           Vermont Pure Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)


          Delaware                       333-45226                03-0366218
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

        P.O. Box C, Route 66
     Catamount Industrial Park
         Randolph, Vermont                                         05060
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (802) 728-3600
                                                   -----------------------------


                             VP Merger Parent, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

SUMMARY OF TRANSACTION

     On October 5, 2000 (the "Effective Time"), Vermont Pure Holdings, Ltd. and Crystal Rock Spring Water Company, a Connecticut corporation, consummated a transaction combining the two companies as provided in the Agreement and Plan of Merger and Contribution among those parties and others dated May 5, 2000 and amended on August 28, 2000 and September 20, 2000 (as amended, the "Merger Agreement").

     As a result of this transaction, the privately held Crystal Rock Spring Water Company and the publicly traded company then known as Vermont Pure Holdings, Ltd. both became wholly owned subsidiaries of a new publicly traded holding company, originally known as VP Merger Parent, Inc. The former public holding company changed its name to Platinum Acquisition Corp. Simultaneously, the new public holding company changed its name to Vermont Pure Holdings, Ltd.

     Pursuant to the Merger Agreement, each share of common stock of the former public holding company was automatically converted into one share of common stock of the new public holding company. Shareholders of common stock of the former public holding company are not required to send in their stock certificates because such certificates are legally considered to represent the same number of shares of the new public holding company's common stock. All outstanding stock options and warrants to purchase common stock of the former public holding company were automatically converted into options or warrants to purchase the same number of shares, on the same terms, of the new public holding company's common stock.

     At the Effective Time, the seven shareholders of Crystal Rock, all of whom were members of the Baker family or related family trusts, contributed all of the outstanding shares of Crystal Rock common stock to VP Merger Parent in exchange for consideration in the aggregate amount of $64,222,004, consisting of $10,522,007 in cash, VP Merger Parent's 12% Subordinated Promissory Notes due 2007 in the face amount of $22,600,000 and shares of VP Merger Parent's common stock valued at $31,099,997 for purposes of the transaction.

     At the Effective Time, the new holding company owned 100% of the outstanding stock of the old holding company and 100% of the outstanding stock of Crystal Rock. The Crystal Rock shareholders, consisting of members of the Baker family and related family trusts, owned 49.0% of the outstanding common stock of the new holding company. The existing shareholders of the old holding company owned the remaining shares of VP Merger Parent. The shares issued to the former shareholders of Crystal Rock are subject to a Lock-up Agreement dated October 5, 2000, which, with limited exceptions, prohibits the sale or transfer of such shares until October 5, 2001. The former shareholders of Crystal Rock have the right to cause Vermont Pure to register their shares under the Securities Act of 1933 at that time.

     The shares of VP Merger Parent common stock issued in connection with the business combination are listed on the American Stock Exchange under the new name of Vermont Pure Holdings, Ltd. and trade under the symbol "VPS."


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     The consideration paid for the Crystal Rock shares was determined in arm's-length negotiations between Vermont Pure's management and that of Crystal Rock, and was based upon management's perceptions of the relative value of the businesses to the combined entity. Duff & Phelps, LLC rendered an opinion to the shareholders of Vermont Pure as to the fairness, from a financial point of view, of the transaction.

SOURCE OF FINANCING

     In connection with the transaction, Vermont Pure refinanced its existing debt to provide funds to pay the Crystal Rock shareholders the cash portion of the consideration owed to them for their shares, and also to finance the operations of the combined companies. The aggregate amount of the financing is $36,000,000 of senior debt obtained from Webster Bank of Waterbury, Connecticut. The loan provides for a term loan of $31,000,000 to consolidate Vermont Pure's existing debt and to fund the payments to the former Crystal Rock shareholders. The loan also provides for a line of credit of $5,000,000 to support the working capital needs of the combined companies. Within the working capital line of credit, there is a separate limit of $750,000 for the issuance of letters of credit. All of the subsidiaries of Vermont Pure Holdings, Ltd., the new holding company, are guarantors of the senior debt.

     The loans and subordinated notes are secured by substantially all of Vermont Pure's assets.

     Prior to the business combination, there was no material relationship between Vermont Pure and Crystal Rock. In connection with the transaction, Peter
K. Baker, John B. Baker and Henry E. Baker, who were shareholders, officers and directors of Crystal Rock, and Ross Rapaport, who was a shareholder of Crystal Rock, became shareholders, officers and directors of Vermont Pure. At the Effective Time, the board of directors of the new holding company consisted of nine directors: Timothy G. Fallon, Chairman and Chief Executive Officer; David
R. Preston; Norman E. Rickard; Robert C. Getchell; Beat Schlagenhauf; Phillip Davidowitz (these six individuals all being former directors of the old holding company); Henry E. Baker, Chairman Emeritus; Peter K. Baker, President and Director; and Ross S. Rapaport. In addition, John B. Baker became Executive Vice President of the new holding company.

BUSINESS OF CRYSTAL ROCK

     Crystal Rock is a bottled water manufacturer focusing on the still, non-carbonated segment of the bottled water industry. Crystal Rock's primary business is the marketing and distribution of Crystal Rock brand of purified and mineralized drinking water to the home and office delivery markets. Crystal Rock also sells coffee and other refreshment products and vending services in Connecticut, New York and Massachusetts. Crystal Rock's business is complementary to Vermont Pure, and Vermont Pure believes that the combined organization will be able to capitalize on synergistic opportunities in product development, marketing and distribution.


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     For more information about the business combination and the financing thereof, see the Merger Agreement.

ITEM 5. OTHER EVENTS.

     Successor Registrant

     Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended, the common stock of Vermont Pure Holdings, Ltd., the new holding company that was known as VP Merger Parent, Inc., prior to the transaction described in Item 2 above, is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934. The common stock is listed on the American Stock Exchange.

     Vermont Pure Holdings, Ltd., the new holding company, is the successor issuer to Platinum Acquisition Corp., the current name of the former holding company which is now a wholly owned subsidiary of Vermont Pure Holdings, Ltd.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:

     The financial statements required by this Item are incorporated by reference from the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226, beginning on page F-21.

(b)  Pro Forma Financial Information:

     The pro forma financial statements required by this Item are incorporated by reference from the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226, beginning on page 86.

(c)  Exhibits:

2.1 Agreement and Plan of Merger and Contribution by and among Vermont Pure Holdings, Ltd., Crystal Rock Spring Water Company, VP Merger Parent, Inc., VP Acquisition Corp. and the stockholders named therein, dated May 5, 2000, as amended as of August 28, 2000. (Incorporated by reference from APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226).

2.2 Amendment to Agreement and Plan of Merger and Contribution by and among Vermont Pure Holdings, Ltd., Crystal Rock Spring Water Company, VP Merger Parent,


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     Inc., VP Acquisition Corp. and the stockholders named therein, dated as of
     September 20, 2000.

4.1 Certificate of Incorporation of VP Merger Parent, Inc. (Incorporated by reference from Exhibit B of APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226).

4.2 Certificate of Amendment of Certificate of Incorporation of VP Merger Parent, Inc. dated October 4, 2000.

4.3 By-laws of VP Merger Parent, Inc. (Incorporated by reference from Exhibit C of APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226).

4.4 Certificate of Merger of VP Acquisition Corp. into Vermont Pure Holdings, Ltd. dated October 5, 2000.

4.5 Lock-Up Agreement. (Incorporated by reference from Exhibit N of APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226. The Lock-Up Agreements are dated October 5, 2000 and executed by Henry E. Baker, John B. Baker, Peter K. Baker, Ross Rapaport, Trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., Peter K. Baker Life Insurance Trust and John B. Baker Life Insurance Trust).

4.6 Registration Rights Agreement dated October 5, 2000 by and among VP Merger Parent, Inc. and the former shareholders of Crystal Rock Spring Water Company named therein.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERMONT PURE HOLDINGS, LTD.


                                        By: /s/ Bruce S. MacDonald
                                           -------------------------------------
                                             Bruce S. MacDonald
                                             Chief Financial Officer, Vice
                                             President of Finance and Treasurer


Date:  October 19, 2000


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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger and Contribution by and among Vermont Pure Holdings, Ltd., Crystal Rock Spring Water Company, VP Merger Parent, Inc., VP Acquisition Corp. and the stockholders named therein, dated May 5, 2000, as amended as of August 28, 2000. (Incorporated by reference from APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226).

2.2 Amendment to Agreement and Plan of Merger and Contribution by and among Vermont Pure Holdings, Ltd., Crystal Rock Spring Water Company, VP Merger Parent, Inc., VP Acquisition Corp. and the stockholders named therein, dated as of September 20, 2000.

4.1 Certificate of Incorporation of VP Merger Parent, Inc. (Incorporated by reference from Exhibit B of APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226).

4.2 Certificate of Amendment of Certificate of Incorporation of VP Merger Parent, Inc. dated October 4, 2000.

4.3 By-laws of VP Merger Parent, Inc. (Incorporated by reference from Exhibit C of APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226).

4.4 Certificate of Merger of VP Acquisition Corp. into Vermont Pure Holdings, Ltd. dated October 5, 2000.

4.5 Lock-Up Agreement. (Incorporated by reference from Exhibit N of APPENDIX A to the Proxy Statement included in the Registration Statement on Form S-4 filed by VP Merger Parent, Inc. dated September 6, 2000, File No. 333-45226. The Lock-Up Agreements are dated October 5, 2000 and executed by Henry E. Baker, John B. Baker, Peter K. Baker, Ross Rapaport, Trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., Peter K. Baker Life Insurance Trust and John B. Baker Life Insurance Trust).

4.6 Registration Rights Agreement dated October 5, 2000 by and among VP Merger Parent, Inc. and the former shareholders of Crystal Rock Spring Water Company named therein.


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